                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) January 25, 2005 (January 24, 2005)
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                               Elecsys Corporation
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             (Exact name of registrant as specified in its charter)

          KANSAS                      0-22760                      48-1099142
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(State or other jurisdiction        (Commission                 (IRS Employer
      of incorporation)             File Number)              Identification No.)

15301 W. 109th Street  Lenexa, Kansas                              66219
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(Address of principal executive offices)                         (Zip Code)

Registrant's telephone number, including area code        (913) 647-0158
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                                 Not Applicable
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          (Former name or former address, if changed since last report)

Item 2.04         Triggering Events That Accelerate or Increase a Direct
                  Financial Obligation or an Obligation under an Off-Balance
                  Sheet Arrangement.

         On January 24, 2005, Eiger Investment Group, L.L.C. ("Eiger") notified the Company of its intent to convert, on January 31, 2005, the $500,000 convertible subordinated debenture it owns into 259,065 shares of the Company's common stock. Eiger, which is owned by the Company's management team, purchased the $500,000 convertible subordinated debenture from a third party in June of
2004. The subordinated debenture is due February 7, 2005 and is convertible at
$1.93 per common share.

Item 3.02         Unregistered Sale of Equity Securities.

         The Company has committed to issue, on January 31, 2005, 259,065 shares of its common stock to Eiger Investment Group, L.L.C. ("Eiger") upon Eiger's conversion of its $500,000 convertible subordinated debenture. No commission or other remuneration has been or will be paid or given directly or indirectly to anyone to solicit the conversion and no advertising has been or will be undertaken by the Company with respect to the conversion. Based upon these facts and the fact that the securities will be sold to an existing security holder that is entirely owned by the Company's management team, the Company intends to rely upon Sections 3(a)(9) and 4(2) of the Securities Act of 1933, as amended, as its basis for claiming an exemption from registration. A copy of the press release announcing the conversion of the debenture and sale of securities is furnished under Item 9.01 of this Form 8-K as Exhibit 99.1.

Item 9.01         Financial Statements and Exhibits.

         (c) EXHIBITS. The following exhibits are filed herewith:

         99.1              Press Release dated January 25, 2005.

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

         Date:  January 25, 2005
                                           ELECSYS CORPORATION

                                           By:  /s/ Todd A. Daniels
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                                                Todd A. Daniels
                                                Vice President and Chief Financial Officer